Exhibit (10)(rrr)

TERMINATION AND RELEASE AGREEMENT

This TERMINATION AND RELEASE AGREEMENT (this “Termination Agreement”) is entered into as of December 31, 2009 among The First American Corporation, a California corporation (“First American”), First American Real Estate Information Services, Inc., a California corporation (“FAREISI”), First American Real Estate Solutions LLC, a California limited liability company (“FARES”), First American Real Estate Solutions II LLC, a California limited liability company (“FARES II”), and Experian Information Solutions, Inc., an Ohio corporation (“Experian”). First American, FAREISI, FARES, FARES II and Experian shall be referred to herein individually as a “Party” and collectively as the “Parties”. Capitalized terms used but not otherwise defined herein shall have the meanings given such terms in the Joint Venture Restructuring Agreement, of even date herewith, among First American, First American Title Insurance Company, FAREISI and Experian.

W I T N E S S E T H:

WHEREAS, First American, FAREISI and Experian have previously entered into the Interim Operating Agreement, dated as of November 30, 1997, together with all amendments, modifications and supplements thereto, if any, through the date hereof (the “Interim Operating Agreement”);

WHEREAS, First American, FAREISI and FARES have previously entered into the FAREISI Transition Agreement, dated as of November 30, 1997, together with all amendments, modifications and supplements thereto, if any, through the date hereof (the “FAREISI Transition Agreement”);

WHEREAS, Experian and FARES have previously entered into the Experian Transition Agreement, dated as of November 30, 1997, together with all amendments, modifications and supplements thereto, if any, through the date hereof (the “Experian Transition Agreement”);

WHEREAS, Experian and FARES have previously entered into the transition mechanics side letter dated November 30, 1997, together with all amendments, modifications and supplements thereto, if any, through the date hereof (the “Transition Side Letter”);

WHEREAS, Experian and FARES have previously entered into the letter agreement dated November 30, 1997, relating to the license of RES data, together with all amendments, modifications and supplements thereto, if any, through the date hereof (the “RES Data License”);

WHEREAS, Experian and FARES have previously entered into the Trademark License Agreement, dated as of November 30, 1997, together with all amendments, modifications and supplements thereto, if any, through the date hereof (the “Trademark License Agreement”);

WHEREAS, First American, FAREISI, Experian and FARES II have previously entered into the Contribution and Joint Venture Agreement, dated as of June 2003, together with all amendments, modifications and supplements thereto, if any, through the date hereof (the “FARES II JV Agreement”);

WHEREAS, First American, FARES and Experian have previously entered into the Amended and Restated Omnibus Agreement dated as of June 22, 2005, as further amended by that certain Fifth Agreement of Amendment dated as of November 10, 2009, together with all amendments, modifications and supplements thereto, if any, through the date hereof (the “Omnibus Agreement”);

WHEREAS, First American and Experian have previously entered into the Consent to Transaction, dated as of October 2, 2009, together with all amendments, modifications and supplements thereto, if any, through the date hereof (the “Consent”); and

WHEREAS, the Parties hereto desire to terminate each of the Interim Operating Agreement, FAREISI Transition Agreement, Experian Transition Agreement, Transition Side Letter, RES Data License, Trademark License Agreement, FARES II JV Agreement, the Omnibus Agreement and the Consent (each, a “Prior Agreement” and collectively, the “Prior Agreements”), and the Parties have agreed to terminate such agreements on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual promises herein made, and in consideration of the representations, warranties, and covenants herein contained, the Parties agree as follows:

1. Termination of Prior Agreements. Each Party hereby agrees that as of the date hereof each Prior Agreement to which it is a Party is hereby terminated and of no further force and effect.

2. Waiver and Release. As of the date hereof, each of the Parties hereto hereby waives all rights it may have against any other Party in respect of the Prior Agreements to which it is a party and transactions contemplated thereby. The Parties hereto hereby forever, absolutely, unconditionally and completely release and discharge each other, and each of their respective Affiliates, and their respective officers and directors, and each of their respective successors and assigns, from and against any and all actual, threatened or potential claims, suits, proceedings, actions, causes of action, demands, liabilities, losses, obligations, orders, requirements or restrictions, liens, penalties, fines, charges, debts, compensatory or punitive damages, injunctive relief, equitable relief, or any other relief or claim, and costs and expenses of every kind and nature whatsoever, whether now known or unknown, foreseeable or unforeseeable, whether matured or unmatured, whether contingent or non-contingent, whether under any federal, state or local law (both statutory and non-statutory) (each a “Claim” and, collectively, “Claims”) that any Party at any time heretofore have or may have against any other Party regarding the Prior Agreements, for performance thereunder or the transactions contemplated thereby, or that could have been asserted under the Prior Agreements.

It is the intention of the Parties and their counsel that this Agreement be effective as a full and final accord, satisfaction and release as to the matters released in the prior paragraphs. In furtherance of this intention, each Party represents, and warrants that it has read and is familiar with California Civil Code § 1542, which provides as follows:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.”

Each Party, with the advice of counsel, knowingly and voluntarily waives any protection to which it may be entitled under Section 1542 and further waives any protection that may exist under any comparable or similar statutes or principles of law under any and all states of the United States or of the United States, and covenants not to assert any claims in violation of this waiver.

3. Miscellaneous

(a) Each Party agrees to perform any further acts and execute and deliver any further documents which may be reasonably requested by any other Party to carry out the intent of this Termination Agreement.

(b) This Termination Agreement may not be transferred or assigned by any Party without the prior written consent of the other Parties. This Termination Agreement shall inure to the benefit of the successors and assigns of each Party.

(c) This Termination Agreement constitutes the entire agreement among the Parties with respect to the subject matter hereof and supersedes any prior understandings, agreements, or representations by or among the Parties, written or oral, to the extent they relate in any way to the subject matter hereof. This Termination Agreement may not be supplemented, amended, or otherwise modified except by a writing signed by each Party.

(d) Any term or provision of this Termination Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

(e) THIS TERMINATION AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICT OF LAWS RULES THEREOF.

(f) The Parties have negotiated this Termination Agreement at length, and have had the opportunity to consult with, and be represented by, their own counsel. The Parties understand and agree that they have carefully read and fully understand all of the provisions of this Termination Agreement, that they have retained the attorney of their choice who has explained to them the consequences of entering into this Termination Agreement and of being bound to each of the provisions of this Termination Agreement and that they freely and voluntarily consent to be bound by the provisions contained in this Termination Agreement.

(g) Each Party shall pay its own costs and expenses relating to the transactions contemplated by this Termination Agreement, including, without limitation, the fees and expenses of its counsel and financial advisers.

(h) This Termination Agreement may be executed in counterparts, and each counterpart shall for all purposes be deemed an original, and all such counterparts shall together constitute but one and the same agreement.

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IN WITNESS WHEREOF, the Parties hereto have executed and delivered this Termination Agreement as of the date first written above.

THE FIRST AMERICAN CORPORATION

By:	/s/ Kenneth D. DeGiorgio
Name:	Kenneth D. DeGiorgio
Title:	Senior Vice President

FIRST AMERICAN REAL ESTATE INFORMATION SERVICES, INC.

By:	/s/ Kenneth D. DeGiorgio
Name:	Kenneth D. DeGiorgio
Title:	Vice President

FIRST AMERICAN REAL ESTATE SOLUTIONS LLC

By:	/s/ Kenneth D. DeGiorgio
Name:	Kenneth D. DeGiorgio
Title:	Vice President

-Signature Page-

Termination and Release Agreement

FIRST AMERICAN REAL ESTATE SOLUTIONS II LLC

By:	/s/ Kenneth D. DeGiorgio
Name:	Kenneth D. DeGiorgio
Title:	Vice President

EXPERIAN INFORMATION SOLUTIONS, INC.

By:	/s/ Scott Leslie
Name:	Scott Leslie
Title:	Secretary

-Signature Page-

Termination and Release Agreement